Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues
Discount revenue	$6,327	$5,242	$5,549	$4,999	$4,015	58	$11,569	$9,853	17
Net card fees (A)	1,286	1,253	1,222	1,191	1,141	13	2,539	2,251	13
Other fees and commissions	560	520	516	478	449	25	1,080	1,169	(8)
Other	252	219	167	209	186	35	471	498	(5)
Total non-interest revenues	8,425	7,234	7,454	6,877	5,791	45	15,659	13,771	14
Interest income
Interest on loans	2,094	2,144	2,236	2,266	2,368	(12)	4,238	5,277	(20)
Interest and dividends on investment securities	24	24	29	33	27	(11)	48	65	(26)
Deposits with banks and other	22	24	22	25	31	(29)	46	130	(65)
Total interest income	2,140	2,192	2,287	2,324	2,426	(12)	4,332	5,472	(21)
Interest expense
Deposits	113	134	155	202	260	(57)	247	586	(58)
Long-term debt and other	209	228	235	248	282	(26)	437	672	(35)
Total interest expense	322	362	390	450	542	(41)	684	1,258	(46)
Net interest income	1,818	1,830	1,897	1,874	1,884	(4)	3,648	4,214	(13)
Total revenues net of interest expense	10,243	9,064	9,351	8,751	7,675	33	19,307	17,985	7
Provisions for credit losses
Card Member receivables	(125)	(10)	(54)	117	355	#	(135)	952	#
Card Member loans	(396)	(573)	37	571	969	#	(969)	2,845	#
Other	(85)	(92)	(94)	(23)	231	#	(177)	379	#
Total provisions for credit losses	(606)	(675)	(111)	665	1,555	#	(1,281)	4,176	#
Total revenues net of interest expense after provisions for credit losses	10,849	9,739	9,462	8,086	6,120	77	20,588	13,809	49

Expenses
Marketing and business development (A)	2,219	1,766	1,858	1,822	1,362	63	3,985	3,067	30
Card Member rewards	2,712	2,243	2,296	2,004	1,349	#	4,955	3,741	32
Card Member services	432	317	307	259	208	#	749	664	13
Salaries and employee benefits	1,539	1,550	1,566	1,408	1,349	14	3,089	2,744	13
Professional services	458	403	523	421	406	13	861	845	2
Data processing and equipment	577	582	644	577	564	2	1,159	1,113	4
Other, net	(28)	(115)	410	231	260	#	(143)	561	#
Total expenses	7,909	6,746	7,604	6,722	5,498	44	14,655	12,735	15
Pretax income	2,940	2,993	1,858	1,364	622	#	5,933	1,074	#
Income tax provision	660	758	420	291	365	81	1,418	450	#
Net income	$2,280	$2,235	$1,438	$1,073	$257	#	$4,515	$624	#
Net income attributable to common shareholders (B)	$2,249	$2,206	$1,415	$1,050	$238	#	$4,455	$571	#
Effective tax rate	22.4%	25.3%	22.6%	21.3%	58.7%		23.9%	41.9%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.81	$2.74	$1.76	$1.31	$0.29	#	$5.55	$0.71	#
Average common shares outstanding	801	804	805	804	804	—	802	806	—
Diluted
Net income attributable to common shareholders	$2.80	$2.74	$1.76	$1.30	$0.29	#	$5.54	$0.71	#
Average common shares outstanding	802	805	806	805	805	—	803	807	—
Cash dividends declared per common share	$0.43	$0.43	$0.43	$0.43	$0.43	—	$0.86	$0.86	—
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	YOY % change
Assets
Cash & cash equivalents	$31	$40	$33	$36	$42	(26)
Card Member receivables, less reserves	48	42	43	40	37	30
Card Member loans, less reserves	72	66	68	64	64	13
Investment securities	12	21	22	22	20	(40)
Other (C)	24	24	25	25	26	(8)
Total assets	$187	$193	$191	$187	$189	(1)

Liabilities and Shareholders' Equity
Customer deposits	$85	$89	$87	$85	$85	—
Short-term borrowings	2	2	2	2	2	—
Long-term debt	37	42	43	45	49	(24)
Other (C)	37	36	36	33	32	16
Total liabilities	161	169	168	165	168	(4)

Shareholders' Equity	26	24	23	22	21	24
Total liabilities and shareholders' equity	$187	$193	$191	$187	$189	(1)

Return on average equity (D)	30.5%	22.6%	14.2%	15.3%	18.1%
Return on average common equity (D)	32.2%	23.9%	14.9%	15.9%	18.9%
Book value per common share (dollars)	$30.02	$28.46	$26.58	$25.19	$24.19	24

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20
Shares Outstanding (in millions)
Beginning of period	803	805	805	805	805
Repurchase of common shares	(6)	(3)	—	—	—
Net impact of employee benefit plans and others	1	1	—	—	—
End of period	798	803	805	805	805

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	14.2%	14.8%	13.5%	13.9%	13.6%
Tier 1	15.3%	16.0%	14.7%	15.1%	14.8%
Total	16.8%	17.5%	16.2%	16.7%	16.5%

Common Equity Tier 1	$21.0	$20.0	$18.7	$18.3	$17.6
Tier 1 Capital	$22.6	$21.6	$20.3	$19.9	$19.2
Tier 2 Capital	$2.2	$2.1	$2.1	$2.2	$2.1
Total Capital	$24.8	$23.6	$22.4	$22.1	$21.3
RWA	$147.5	$135.1	$138.3	$131.9	$129.3
Tier 1 Leverage	12.2%	11.4%	11.0%	10.8%	10.4%
Average Total Assets to calculate the Tier 1 Leverage Ratio (E)	$185.6	$189.3	$185.1	$185.3	$184.3

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	YOY % change	YTD'21	YTD'20	YOY % change
Network volumes (F)
U.S.	$222.6	$186.2	$195.0	$174.6	$145.1	53	$408.9	$338.5	21
Outside the U.S.	93.5	83.1	90.9	80.9	65.9	42	176.5	157.9	12
Total	$316.1	$269.3	$285.9	$255.5	$211.0	50	$585.4	$496.4	18
Billed business (F)	$267.8	$225.4	$239.8	$213.6	$174.7	53	$493.3	$417.3	18
Processed volumes (F)	48.3	43.9	46.1	41.9	36.3	33	92.1	79.1	16
Total	$316.1	$269.3	$285.9	$255.5	$211.0	50	$585.4	$496.4	18
Cards-in-force (millions) (G)
U.S.	54.8	54.1	53.8	53.6	54.4	1	54.8	54.4	1
Outside the U.S.	60.2	58.8	58.2	57.9	58.5	3	60.2	58.5	3
Total	115.0	112.9	112.0	111.5	112.9	2	115.0	112.9	2
Proprietary	69.6	69.0	68.9	68.8	69.3	—	69.6	69.3	—
GNS	45.4	43.9	43.1	42.7	43.6	4	45.4	43.6	4
Total	115.0	112.9	112.0	111.5	112.9	2	115.0	112.9	2
Basic cards-in-force (millions) (G)
U.S.	43.0	42.4	42.2	42.0	42.7	1	43.0	42.7	1
Outside the U.S.	51.2	49.8	49.1	48.8	49.1	4	51.2	49.1	4
Total	94.2	92.2	91.3	90.8	91.8	3	94.2	91.8	3
Average proprietary basic Card Member spending (dollars)
U.S.	$5,607	$4,723	$4,983	$4,486	$3,697	52	$10,331	$8,629	20
Outside the U.S.	$3,686	$3,170	$3,505	$2,989	$2,272	62	$6,854	$5,788	18
Average	$5,051	$4,270	$4,549	$4,041	$3,270	54	$9,322	$7,776	20
Card Member loans
U.S.	$66.2	$61.6	$64.2	$61.4	$62.0	7	$66.2	$62.0	7
Outside the U.S.	9.4	8.5	9.2	8.2	8.1	16	9.4	8.1	16
Total	$75.6	$70.1	$73.4	$69.6	$70.1	8	$75.6	$70.1	8

Average discount rate (H)	2.30%	2.26%	2.25%	2.27%	2.23%		2.28%	2.30%
Average fee per card (dollars) (I)	$74	$73	$71	$69	$65	14	$73	$64	14

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	YOY % change	YTD'21	YTD'20	YOY % change
Worldwide Card Member loans
U.S.	$66.2	$61.6	$64.2	$61.4	$62.0	7	$66.2	$62.0	7
Outside the U.S.	$9.4	$8.5	$9.2	$8.2	$8.1	16	$9.4	$8.1	16
Total loans	$75.6	$70.1	$73.4	$69.6	$70.1	8	$75.6	$70.1	8
Credit loss reserves (millions)
Beginning balance	$4,467	$5,344	$5,688	$5,628	$5,236	(15)	$5,344	$4,027	33
Provisions - principal, interest and fees	(396)	(573)	37	571	969	#	(969)	2,845	#
Net write-offs - principal less recoveries	(185)	(241)	(346)	(432)	(499)	(63)	(426)	(1,017)	(58)
Net write-offs - interest and fees less recoveries	(58)	(63)	(74)	(91)	(103)	(44)	(121)	(210)	(42)
Other (J)	7	—	39	12	25	(72)	7	(17)	#
Ending balance	$3,835	$4,467	$5,344	$5,688	$5,628	(32)	$3,835	$5,628	(32)
% of loans	5.1%	6.4%	7.3%	8.2%	8.0%		5.1%	8.0%
% of past due	782%	723%	727%	679%	493%		782%	493%
Average loans	$72.8	$70.7	$71.2	$69.9	$72.1	1	$72.0	$77.8	(7)
Net write-off rate (principal only) (K)	1.0%	1.4%	1.9%	2.5%	2.8%		1.2%	2.6%
Net write-off rate (principal, interest and fees) (K)	1.3%	1.7%	2.4%	3.0%	3.3%		1.5%	3.2%
30+ days past due as a % of total (L)	0.6%	0.9%	1.0%	1.2%	1.6%		0.6%	1.6%

Net interest income divided by average Card Member loans (M)	10.0%	10.4%	10.7%	10.7%	10.5%		10.1%	10.8%
Net interest yield on average Card Member loans (M)	10.6%	11.3%	11.4%	11.6%	11.6%		10.9%	11.7%

Worldwide Card Member receivables
U.S.	$33.9	$30.1	$30.5	$29.2	$26.9	26	$33.9	$26.9	26
Outside the U.S.	$13.7	$11.9	$13.2	$11.6	$10.7	28	$13.7	$10.7	28
Total receivables	$47.6	$42.0	$43.7	$40.8	$37.6	27	$47.6	$37.6	27
Credit loss reserves (millions)
Beginning balance	$202	$267	$422	$519	$459	(56)	$267	$126	#
Provisions - principal and fees	(125)	(10)	(54)	117	355	#	(135)	952	#
Net write-offs - principal and fees less recoveries (N)	(4)	(53)	(105)	(219)	(299)	(99)	(57)	(557)	(90)
Other (J)	—	(2)	4	5	4	#	(2)	(2)	—
Ending balance	$73	$202	$267	$422	$519	(86)	$73	$519	(86)
% of receivables	0.2%	0.5%	0.6%	1.0%	1.4%		0.2%	1.4%
Net write-off rate (principal and fees) (K)(N)	0.0%	0.5%	1.0%	2.2%	3.1%		0.3%	2.4%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal and fees) (K)(O)	0.3%	0.6%	1.1%	2.2%	2.8%		0.4%	2.5%
Net write-off rate, excluding GCP (principal only) (K)(O)	0.3%	0.5%	1.0%	2.0%	2.5%		0.4%	2.3%
30+ days past due as a % of total, excluding GCP (L)(O)	0.5%	0.6%	0.6%	0.9%	1.7%		0.5%	1.7%

Other loans (C)
Total other loans	$2.2	$2.3	$2.9	$3.5	$4.6	(52)	$2.2	$4.6	(52)
Credit loss reserves (millions)
Beginning balance	$143	$238	$370	$423	$241	$(41)	$238	$172	38
Provisions	(65)	(82)	(101)	(26)	206	#	(147)	304	#
Net write-offs	(5)	(14)	(31)	(27)	(24)	(79)	(19)	(53)	(64)
Other (J)	(1)	1	—	—	—	—	—	—	—
Ending balance	$72	$143	$238	$370	$423	$(83)	$72	$423	$(83)
% of other loans	3.3%	6.2%	8.2%	10.6%	9.2%		3.3%	9.2%

Other receivables (C)
Total other receivables	$2.9	$2.4	$3.0	$2.6	$2.8	4	$2.9	$2.8	4
Credit loss reserves (millions)
Beginning balance	$67	$85	$85	$94	$71	(6)	$85	$27	#
Provisions	(20)	(10)	7	3	25	#	(30)	75	#
Net write-offs	(8)	(8)	(7)	(12)	(2)	#	(16)	(8)	#
Ending balance	$39	$67	$85	$85	$94	(59)	$39	$94	(59)
% of other receivables	1.3%	2.8%	2.8%	3.3%	3.4%		1.3%	3.4%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG) (P)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS) (P)	Corporate and Other	Consolidated
Q2'21
Non-interest revenues	$4,464	$2,815	$1,204	$(58)	$8,425
Interest income	1,749	345	4	42	2,140
Interest expense	174	111	(20)	57	322
Total revenues net of interest expense	6,039	3,049	1,228	(73)	10,243
Total provisions for credit losses	(342)	(235)	(27)	(2)	(606)
Total revenues net of interest expense after provisions for credit losses	6,381	3,284	1,255	(71)	10,849
Marketing, business development, and Card Member rewards and services	3,327	1,630	373	33	5,363
Salaries and employee benefits and other operating expenses	1,172	815	355	204	2,546
Pretax income (loss)	1,882	839	527	(308)	2,940
Q2'20
Non-interest revenues	$3,024	$2,014	$827	$(74)	$5,791
Interest income	1,971	402	4	49	2,426
Interest expense	272	154	(6)	122	542
Total revenues net of interest expense	4,723	2,262	837	(147)	7,675
Total provisions for credit losses	887	645	24	(1)	1,555
Total revenues net of interest expense after provisions for credit losses	3,836	1,617	813	(146)	6,120
Marketing, business development, and Card Member rewards and services	1,757	924	214	24	2,919
Salaries and employee benefits and other operating expenses	1,236	715	411	217	2,579
Pretax income (loss)	843	(22)	188	(387)	622
YOY % change
Non-interest revenues	48	40	46	(22)	45
Interest income	(11)	(14)	—	(14)	(12)
Interest expense	(36)	(28)	#	(53)	(41)
Total revenues net of interest expense	28	35	47	(50)	33
Total provisions for credit losses	#	#	#	#	#
Total revenues net of interest expense after provisions for credit losses	66	#	54	(51)	77
Marketing, business development, and Card Member rewards and services	89	76	74	38	84
Salaries and employee benefits and other operating expenses	(5)	14	(14)	(6)	(1)
Pretax income (loss)	#	#	#	(20)	#

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (Q)					Reported	FX-Adjusted (Q)
	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	YTD'21	YTD'21
Worldwide
Network volumes (F)	50%	(6)%	(14)%	(19)%	(34)%	46%	(8)%	(15)%	(19)%	(33)%	18%	15%
Total billed business (F)	53	(7)	(15)	(20)	(35)	51	(9)	(16)	(20)	(35)	18	16
Consumer billed business	62	(4)	(12)	(17)	(35)	58	(6)	(13)	(18)	(34)	24	21
Commercial billed business	45	(10)	(18)	(23)	(36)	43	(12)	(19)	(23)	(36)	13	11
Processed volumes (F)	33	3	(8)	(14)	(25)	26	(1)	(10)	(13)	(22)	16	11

U.S.
Network volumes (F)	53	(4)	(12)	(17)	(32)	n/a	n/a	n/a	n/a	n/a	21	n/a
Total billed business (F)	53	(5)	(12)	(17)	(32)	n/a	n/a	n/a	n/a	n/a	20	n/a
Consumer billed business	63	(2)	(11)	(16)	(32)	n/a	n/a	n/a	n/a	n/a	26	n/a
Commercial billed business	44	(8)	(15)	(19)	(33)	n/a	n/a	n/a	n/a	n/a	14	n/a

Outside the U.S.
Network volumes (F)	42	(10)	(18)	(23)	(38)	32	(15)	(21)	(24)	(35)	12	4
Total billed business (F)	55	(14)	(22)	(27)	(44)	43	(20)	(25)	(29)	(42)	13	5
Consumer billed business	59	(10)	(17)	(21)	(41)	46	(17)	(20)	(23)	(39)	17	9
Commercial billed business	49	(20)	(31)	(37)	(49)	38	(26)	(33)	(37)	(46)	6	(2)
Asia Pacific consolidated network volumes	28	0	(10)	(15)	(27)	20	(7)	(15)	(17)	(25)	13	5
Latin America & Canada network volumes	55	(19)	(29)	(37)	(49)	45	(18)	(25)	(31)	(42)	9	7
Europe, Middle East & Africa network volumes	66	(21)	(28)	(30)	(50)	51	(27)	(31)	(32)	(49)	12	2

Merchant Industry Metrics
Worldwide billed business (F)
T&E-related (18% of Q2'21 worldwide billed business)	#	(49)	(64)	(68)	(87)	#	(50)	(65)	(68)	(87)	9	7
Goods & Services (G&S)-related (82% of Q2'21 worldwide billed business) (R)	34	8	5	1	(12)	31	6	4	1	(12)	20	18
Airline-related (3% of Q2'21 worldwide billed business)	#	(72)	(85)	(92)	#	#	(73)	(85)	(92)	#	(18)	(20)

U.S. billed business (F)
T&E-related (19% of Q2'21 U.S. billed business)	#	(43)	(62)	(67)	(85)	n/a	n/a	n/a	n/a	n/a	20	n/a
G&S-related (81% of Q2'21 U.S. billed business) (R)	33	7	5	2	(12)	n/a	n/a	n/a	n/a	n/a	20	n/a
Airline-related (3% of Q2'21 U.S. billed business)	#	(67)	(82)	(90)	#	n/a	n/a	n/a	n/a	n/a	(2)	n/a
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information (P)
(Millions, except percentages)

	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues	$4,464	$3,819	$3,970	$3,632	$3,024	48	$8,283	$7,030	18
Interest income	1,749	1,808	1,901	1,916	1,971	(11)	3,557	4,382	(19)
Interest expense	174	188	210	244	272	(36)	362	600	(40)
Net interest income	1,575	1,620	1,691	1,672	1,699	(7)	3,195	3,782	(16)
Total revenues net of interest expense	6,039	5,439	5,661	5,304	4,723	28	11,478	10,812	6
Total provisions for credit losses	(342)	(504)	43	411	887	#	(846)	2,696	#
Total revenues net of interest expense after provisions for credit losses	6,381	5,943	5,618	4,893	3,836	66	12,324	8,116	52
Expenses
Marketing, business development, and Card Member rewards and services	3,327	2,627	2,799	2,547	1,757	89	5,954	4,495	32
Salaries and employee benefits and other operating expenses	1,172	1,161	1,359	1,221	1,236	(5)	2,333	2,519	(7)
Total expenses	4,499	3,788	4,158	3,768	2,993	50	8,287	7,014	18
Pretax segment income	$1,882	$2,155	$1,460	$1,125	$843	#	$4,037	$1,102	#

(Billions, except percentages and where indicated)
Billed business (F)
U.S.	$110.8	$89.0	$94.8	$83.9	$68.1	63	$199.8	$159.0	26
Outside the U.S.	$35.8	$30.3	$34.7	$30.2	$22.5	59	$66.1	$56.2	18
Total	$146.6	$119.3	$129.5	$114.1	$90.6	62	$265.9	$215.2	24
Proprietary cards-in-force (millions) (G)
U.S.	38.1	37.8	37.7	37.5	37.5	2	38.1	37.5	2
Outside the U.S.	16.7	16.7	16.7	16.8	17.2	(3)	16.7	17.2	(3)
Total	54.8	54.5	54.4	54.3	54.7	—	54.8	54.7	—
Proprietary basic cards-in-force (millions) (G)
U.S.	26.9	26.7	26.6	26.5	26.6	1	26.9	26.6	1
Outside the U.S.	11.6	11.6	11.6	11.7	11.9	(3)	11.6	11.9	(3)
Total	38.5	38.3	38.2	38.2	38.5	—	38.5	38.5	—
Average proprietary basic Card Member spending (dollars)
U.S	$4,138	$3,336	$3,567	$3,162	$2,548	62	$7,474	$5,922	26
Outside the U.S.	$3,087	$2,616	$2,984	$2,555	$1,871	65	$5,704	$4,656	23
Average	$3,821	$3,118	$3,390	$2,975	$2,338	63	$6,939	$5,529	26

Segment assets	$89.7	$81.9	$87.4	$81.9	$81.0	11	$89.7	$81.0	11

Card Member loans
Total loans
U.S.	$51.8	$48.3	$51.4	$49.8	$50.3	3	$51.8	$50.3	3
Outside the U.S.	$8.8	$8.0	$8.7	$7.7	$7.6	16	$8.8	$7.6	16
Total	$60.6	$56.3	$60.1	$57.5	$57.9	5	$60.6	$57.9	5

Average loans
U.S.	$49.9	$49.0	$50.3	$50.0	$51.7	(3)	$49.6	$55.4	(10)
Outside the U.S.	$8.4	$8.3	$8.3	$7.8	$7.6	11	$8.4	$8.9	(6)
Total	$58.3	$57.3	$58.6	$57.8	$59.3	(2)	$58.0	$64.3	(10)

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (K)	0.9%	1.3%	1.9%	2.4%	2.8%		1.1%	2.7%
Net write-off rate (principal, interest and fees) (K)	1.2%	1.6%	2.3%	2.9%	3.3%		1.4%	3.2%
30+ days past due as a % of total (L)	0.6%	0.9%	1.0%	1.1%	1.5%		0.6%	1.5%
Outside the U.S.
Net write-off rate (principal only) (K)	2.2%	2.5%	2.5%	3.3%	3.7%		2.3%	3.2%
Net write-off rate (principal, interest and fees) (K)	2.9%	3.2%	3.1%	4.1%	4.6%		3.0%	4.0%
30+ days past due as a % of total (L)	1.1%	1.6%	1.7%	1.8%	2.3%		1.1%	2.3%
Total
Net write-off rate (principal only) (K)	1.1%	1.4%	2.0%	2.5%	2.9%		1.3%	2.7%
Net write-off rate (principal, interest and fees) (K)	1.5%	1.8%	2.4%	3.1%	3.5%		1.7%	3.3%
30+ days past due as a % of total (L)	0.7%	1.0%	1.1%	1.2%	1.6%		0.7%	1.6%

Net interest income divided by average Card Member loans (M)	10.8%	11.3%	11.5%	11.6%	11.5%		11.0%	11.8%
Net interest yield on average Card Member loans (M)
U.S.	11.4%	12.1%	12.0%	12.0%	11.7%		11.7%	11.9%
Outside the U.S.	9.9%	10.9%	11.1%	11.9%	13.3%		10.3%	12.4%
Total	11.1%	11.9%	11.9%	12.0%	11.9%		11.5%	12.0%

Card Member receivables
U.S.	$12.9	$11.2	$11.9	$10.3	$9.5	36	$12.9	$9.5	36
Outside the U.S.	$7.0	$6.0	$6.8	$5.8	$5.5	27	$7.0	$5.5	27
Total receivables	$19.9	$17.2	$18.7	$16.1	$15.0	33	$19.9	$15.0	33

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (K)	0.0%	0.0%	0.4%	1.0%	2.1%		0.0%	1.9%
Net write-off rate (principal and fees) (K)	0.0%	0.1%	0.5%	1.1%	2.3%		0.0%	2.0%
30+ days past due as a % of total (L)	0.3%	0.4%	0.4%	0.6%	1.2%		0.3%	1.2%
Outside the U.S.
Net write-off rate (principal only) (K)	1.0%	1.3%	1.3%	2.8%	3.5%		1.1%	2.9%
Net write-off rate (principal and fees) (K)	1.1%	1.4%	1.5%	3.1%	3.7%		1.2%	3.1%
30+ days past due as a % of total (L)	0.7%	0.9%	1.0%	1.2%	1.6%		0.7%	1.6%
Total
Net write-off rate (principal only) (K)	0.3%	0.5%	0.7%	1.7%	2.6%		0.4%	2.2%
Net write-off rate (principal and fees) (K)	0.4%	0.6%	0.8%	1.8%	2.8%		0.5%	2.4%
30+ days past due as a % of total (L)	0.4%	0.6%	0.6%	0.8%	1.3%		0.4%	1.3%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues	$2,815	$2,432	$2,523	$2,327	$2,014	40	$5,247	$4,802	9
Interest income	345	336	334	351	402	(14)	681	901	(24)
Interest expense	111	116	126	139	154	(28)	227	354	(36)
Net interest income	234	220	208	212	248	(6)	454	547	(17)
Total revenues net of interest expense	3,049	2,652	2,731	2,539	2,262	35	5,701	5,349	7
Total provisions for credit losses (N)	(235)	(162)	(164)	250	645	#	(397)	1,407	#
Total revenues net of interest expense after provisions for credit losses	3,284	2,814	2,895	2,289	1,617	#	6,098	3,942	55
Expenses
Marketing, business development, and Card Member rewards and services	1,630	1,386	1,338	1,221	924	76	3,016	2,432	24
Salaries and employee benefits and other operating expenses	815	763	890	796	715	14	1,578	1,513	4
Total expenses	2,445	2,149	2,228	2,017	1,639	49	4,594	3,945	16
Pretax segment income (loss)	$839	$665	$667	$272	$(22)	#	$1,504	$(3)	#

(Billions, except percentages and where indicated)
Billed business (F)	$119.9	$104.0	$109.1	$98.5	$82.8	45	$223.9	$198.9	13
Proprietary cards-in-force (millions) (G)	14.8	14.5	14.5	14.5	14.6	1	14.8	14.6	1
Average Card Member spending (dollars)	$8,180	$7,159	$7,515	$6,776	$5,645	45	$15,338	$13,495	14

Segment assets	$46.4	$42.4	$42.1	$39.9	$38.3	21	$46.4	$38.3	21

Card Member loans
Total loans	$15.0	$13.8	$13.3	$12.1	$12.2	23	$15.0	$12.2	23
Total loans - Global Small Business Services (GSBS)	$15.0	$13.8	$13.2	$12.0	$12.1	24	$15.0	$12.1	24
30+ days past due as a % of total - GSBS (L)	0.4%	0.6%	0.7%	1.1%	1.6%		0.4%	1.6%
Average loans - GSBS	$14.4	$13.4	$12.5	$12.1	$12.8	13	$13.9	$13.4	4
Net write-off rate (principal only) - GSBS (K)	0.6%	1.0%	1.9%	2.2%	2.3%		0.8%	2.1%
Net write-off rate (principal, interest and fees) - GSBS (K)	0.7%	1.2%	2.2%	2.5%	2.6%		1.0%	2.4%

Net interest income divided by average Card Member loans (M)	6.5%	6.5%	6.6%	7.0%	7.8%		6.5%	8.1%
Net interest yield on average Card Member loans (M)	8.3%	8.7%	9.0%	9.5%	10.0%		8.5%	10.5%

Card Member receivables
Total receivables	$27.7	$24.8	$25.0	$24.7	$22.6	23	$27.7	$22.6	23
Net write-off rate (principal and fees) (K)(N)	(0.2)%	0.5%	1.1%	2.5%	3.3%		0.1%	2.4%
Total receivables - GCP (O)	$11.7	$10.5	$10.9	$10.4	$9.4	24	$11.7	$9.4	24
90+ days past billing as a % of total - GCP (L)(O)	0.3%	0.4%	0.6%	0.6%	2.5%		0.3%	2.5%
Net write-off rate (principal and fees) - GCP (K)(N)(O)	(0.9)%	0.4%	0.7%	2.4%	4.0%		(0.3)%	2.2%
Total receivables - GSBS	$15.9	$14.3	$14.1	$14.3	$13.2	20	$15.9	$13.2	20
30+ days past due as a % of total - GSBS (L)	0.5%	0.6%	0.7%	1.0%	2.1%		0.5%	2.1%
Net write-off rate (principal only) - GSBS (K)	0.2%	0.5%	1.3%	2.3%	2.5%		0.3%	2.4%
Net write-off rate (principal and fees) - GSBS (K)	0.3%	0.5%	1.4%	2.5%	2.8%		0.4%	2.6%
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information (P)
(Millions, except percentages)

	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues	$1,204	$1,061	$1,086	$997	$827	46	$2,265	$2,060	10
Interest income	4	4	4	4	4	—	8	10	(20)
Interest expense	(20)	(17)	(21)	(19)	(6)	#	(37)	(42)	(12)
Net interest income	24	21	25	23	10	#	45	52	(13)
Total revenues net of interest expense	1,228	1,082	1,111	1,020	837	47	2,310	2,112	9
Total provisions for credit losses	(27)	(10)	12	3	24	#	(37)	72	#
Total revenues net of interest expense after provisions for credit losses	1,255	1,092	1,099	1,017	813	54	2,347	2,040	15
Expenses
Marketing, business development, and Card Member rewards and services	373	300	330	297	214	74	673	503	34
Salaries and employee benefits and other operating expenses	355	407	493	394	411	(14)	762	824	(8)
Total expenses	728	707	823	691	625	16	1,435	1,327	8
Pretax segment income	$527	$385	$276	$326	$188	#	$912	$713	28

(Billions)
Segment assets	$14.2	$13.6	$14.0	$12.0	$11.3	26	$14.2	$11.3	26

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
ROE
Net income	$7,026	$5,003	$3,135	$3,390	$4,072
Average shareholders' equity	$23,071	$22,158	$22,002	$22,172	$22,504
Return on average equity (D)	30.5%	22.6%	14.2%	15.3%	18.1%

Reconciliation of ROCE
Net income	$7,026	$5,003	$3,135	$3,390	$4,072
Preferred shares dividends and related accretion	59	61	79	85	90
Earnings allocated to participating share awards and other	47	33	20	23	27
Net income attributable to common shareholders	$6,920	$4,909	$3,036	$3,282	$3,955

Average shareholders' equity	$23,071	$22,158	$22,002	$22,172	$22,504
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$21,487	$20,574	$20,418	$20,588	$20,920
Return on average common equity (D)	32.2%	23.9%	14.9%	15.9%	18.9%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	YTD'21	YTD'20
Consolidated
Net interest income	$1,818	$1,830	$1,897	$1,874	$1,884	$3,648	$4,214
Exclude:
Interest expense not attributable to our Card Member loan portfolio (S)	195	236	254	296	350	431	745
Interest income not attributable to our Card Member loan portfolio (T)	(93)	(96)	(111)	(137)	(156)	(189)	(420)
Adjusted net interest income (U)	$1,920	$1,970	$2,040	$2,033	$2,078	$3,890	$4,539
Average Card Member loans (billions)	$72.8	$70.7	$71.2	$69.9	$72.1	$72.0	$77.8
Net interest income divided by average Card Member loans (V)	10.0%	10.4%	10.7%	10.7%	10.5%	10.1%	10.8%
Net interest yield on average Card Member loans (W)	10.6%	11.3%	11.4%	11.6%	11.6%	10.9%	11.7%

Global Consumer Services Group (P)
U.S.
Net interest income	$1,392	$1,421	$1,490	$1,470	$1,462	$2,813	$3,262
Exclude:
Interest expense not attributable to our Card Member loan portfolio (S)	44	60	64	81	97	103	143
Interest income not attributable to our Card Member loan portfolio (T)	(22)	(25)	(33)	(42)	(54)	(46)	(114)
Adjusted net interest income (U)	$1,414	$1,456	$1,521	$1,509	$1,505	$2,870	$3,291
Average Card Member loans (billions)	$49.9	$49.0	$50.3	$50.0	$51.7	$49.6	$55.5
Net interest income divided by average Card Member loans (V)	11.2%	11.6%	11.8%	11.8%	11.3%	11.3%	11.8%
Net interest yield on average Card Member loans (W)	11.4%	12.1%	12.0%	12.0%	11.7%	11.7%	11.9%

Outside the U.S.
Net interest income	$183	$199	$201	$202	$237	$382	$520
Exclude:
Interest expense not attributable to our Card Member loan portfolio (S)	26	26	34	36	18	52	34
Interest income not attributable to our Card Member loan portfolio (T)	(2)	(2)	(2)	(3)	(2)	(4)	(6)
Adjusted net interest income (U)	$207	$223	$233	$235	$253	$430	$548
Average Card Member loans (billions)	$8.4	$8.3	$8.3	$7.8	$7.6	$8.4	$8.9
Net interest income divided by average Card Member loans (V)	8.7%	9.6%	9.7%	10.4%	12.5%	9.1%	11.7%
Net interest yield on average Card Member loans (W)	9.9%	10.9%	11.1%	11.9%	13.3%	10.3%	12.4%

Total
Net interest income	$1,575	$1,620	$1,691	$1,672	$1,699	$3,195	$3,782
Exclude:
Interest expense not attributable to our Card Member loan portfolio (S)	70	86	98	117	115	155	177
Interest income not attributable to our Card Member loan portfolio (T)	(24)	(27)	(35)	(45)	(56)	(50)	(120)
Adjusted net interest income (U)	$1,621	$1,679	$1,754	$1,744	$1,758	$3,300	$3,839
Average Card Member loans (billions)	$58.3	$57.3	$58.6	$57.8	$59.3	$58.0	$64.3
Net interest income divided by average Card Member loans (V)	10.8%	11.3%	11.5%	11.6%	11.5%	11.0%	11.8%
Net interest yield on average Card Member loans (W)	11.1%	11.9%	11.9%	12.0%	11.9%	11.5%	12.0%

Global Commercial Services
Net interest income	$234	$220	$208	$212	$248	$454	$547
Exclude:
Interest expense not attributable to our Card Member loan portfolio (S)	87	93	103	111	119	180	264
Interest income not attributable to our Card Member loan portfolio (T)	(22)	(22)	(25)	(34)	(47)	(44)	(111)
Adjusted net interest income (U)	$299	$291	$286	$289	$320	$590	$700
Average Card Member loans (billions)	$14.5	$13.5	$12.6	$12.1	$12.8	$14.0	$13.5
Net interest income divided by average Card Member loans (V)	6.5%	6.5%	6.6%	7.0%	7.8%	6.5%	8.1%
Net interest yield on average Card Member loans (W)	8.3%	8.7%	9.0%	9.5%	10.0%	8.5%	10.5%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix III
Card Member Receivables Net Write-offs Components
(Billions, except percentages and where indicated)

	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	YOY % change	YTD'21	YTD'20	YOY % change
Worldwide Card Member receivables
Net write-offs (millions)
Net write-offs (principal and fees) (K)	$4	$53	$105	$219	$299	(99)	$57	$557	(90)
Less: Net write-offs (principal and fees) - GCP (K)(N)(O)	(24)	10	18	60	105	#	(14)	148	#
Net write-offs (principal and fees) - GCSG and GSBS (K)	$28	$43	$87	$159	$194	(86)	$71	$409	(83)
Less: Net write-offs (fees only) - GCSG and GSBS (K)	5	7	10	15	18	(72)	12	37	(68)
Net write-offs (principal only) - GCSG and GSBS (K)	$23	$36	$77	$144	$176	(87)	$59	$372	(84)

Average Card Member receivables
Global Consumer Services Group (GCSG)	$18.6	$17.1	$17.3	$15.8	$14.0	33	$18.0	$17.0	6
Global Small Business Services (GSBS)	15.2	14.0	14.4	13.8	13.7	11	14.7	15.3	(4)
Average receivables (GCSG and GSBS)	$33.8	$31.1	$31.7	$29.6	$27.7	22	$32.6	$32.3	1
GCP (O)	11.1	10.7	10.7	9.9	10.5	6	10.9	$13.6	(20)
Total average receivables	$44.9	$41.8	$42.4	$39.5	$38.2	18	$43.6	$45.9	(5)

Net write-off rate (principal and fees) (K)	0.0%	0.5%	1.0%	2.2%	3.1%		0.3%	2.4%
Net write-off rate (principal and fees) - GCSG and GSBS (K)	0.3%	0.6%	1.1%	2.2%	2.8%		0.4%	2.5%
Net write-off rate (principal only) - GCSG and GSBS (K)	0.3%	0.5%	1.0%	2.0%	2.5%		0.4%	2.3%

See Appendix IV for footnote references

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Effective April 1, 2021, we prospectively changed the recognition of certain costs paid to a third party previously recognized over the twelve month card membership period in Net card fees in the Consolidated Statements of Income; such costs are now recorded as incurred in Marketing and business development expense. This change is not material to the Consolidated Financial Statements.
(B)	Represents net income, less (i) earnings allocated to participating share awards of $16 million, $15 million, $9 million, $7 million and $2 million in Q2'21, Q1'21, Q4'20, Q3'20 and Q2'20, respectively; and (ii) dividends on preferred shares of $15 million, $14 million, $14 million, $16 million and $17 million in Q2'21, Q1'21, Q4'20, Q3'20 and Q2'20, respectively.
(C)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans and Paycheck Protection Program (PPP)), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(D)	Return on average equity and return on average common equity are calculated for the relevant periods by dividing the preceding twelve months of net income by the one-year monthly average total shareholders' equity, and the preceding twelve months of net income attributable to common shareholders by the one-year monthly average common shareholders' equity, respectively. Refer to Appendix I for components of return on average equity and return on average common equity.
(E)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(F)	Effective Q1'21, we changed the way we describe our volume metrics:
• Where we previously used the term “Billed Business” to describe our total volumes, we now use the term “Network Volumes.”
• Where we previously used the term “Proprietary Billed Business” to describe transaction volumes from cards and other payment products issued by American Express, we now use the term “Billed Business.”
• Where we previously used the term “GNS Billed Business” to describe transaction volumes from cards issued by GNS partners and joint ventures, we now use the term “Processed Volumes” and in order to provide a more complete view of transactions across our network we have now included in this category transactions associated with certain alternative payment solutions that were not previously reported in our volume metrics.

We believe that these changes provide better differentiation and descriptors for the volumes that run across the American Express network.
(G)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(H)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of network volumes retained by us from spend at merchants we acquire, or from merchants acquired by third parties on our behalf, net of amounts retained by such third parties. The average discount rate, together with network volumes, drive our discount revenue.
(I)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(J)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(K)	We present a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses, a net write-off rate including principal, interest and/or fees is also presented. We believe the net write-off rate, excluding GCP net write-offs, a non-GAAP measure, is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., Global Consumer and Global Small Business Services). See Appendix III for a reconciliation.
(L)	Beginning Q1'20, we offered Customer Pandemic Relief programs to provide short-term support for customers impacted by COVID-19. These programs are no longer widely available and negligible balances remained in the programs as of June 30, 2021. Delinquency status is generally frozen at enrollment, and loans that are current at enrollment do not age, regardless of whether payment is made. Upon exiting the program, delinquency aging resumes where it had left off at enrollment.
(M)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "V" and "W").
(N)	Q2'21 includes a $37 million partial recovery in Card Member receivables related to a corporate client bankruptcy, which had resulted in a $53 million write-off in the prior year in the Global Commercial Services (GCS) segment.
(O)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing and the net write-off rate based on principal losses only are not available due to system constraints.
(P)	As a result of organizational changes announced during the second quarter of 2021, our loyalty coalition business results, which were previously reported within the GMNS segment, are now reported within the GCSG segment. Prior period segment results have been revised to conform with current period presentation.
(Q)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q2'21 apply to the period(s) against which such results are being compared).
(R)	Effective Q1'21, we renamed "Non T&E" to "Goods and services (G&S)" which includes spend in merchant categories other than T&E-related merchant categories.
(S)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(T)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(U)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. We believe adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(V)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(W)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio.